Exhibit 99.1

Credit Suisse First Boston 2003 Energy Summit February 7, 2003

Statements contained in this presentation that state the Company's or management's expectations or predictions of the future are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act of 1933 and the Securities Exchange Act of 1934. It is important to note that the Company's actual results could differ materially from those projected in such forward-looking statements. Factors that could affect those results include those mentioned in the documents that the Company has filed with the Securities and Exchange Commission. Safe Harbor Statement

Valero Refineries Branded Marketing Presence San Antonio Headquarters Valero Terminals Valero Pipelines Valero LP Refined Products Terminals Valero LP Crude Oil Storage Facilities Valero LP Pipelines VALERO LP ASSETS VALERO ASSETS System Overview

Key System Attributes Large size and scope of operations Complex refining system Geographic diversity Mid-Continent and Canadian refining systems contributed $250 million to 2002 operating income Integrated business lines Retail exposure contributing to earnings $130 million to operating income in 2002 Valero L.P. - logistics and pipeline business Acquisition and distribution growth 74% owned by Valero Significant synergy opportunities $235 million recurring synergies captured in 2002 Additional $100 million expected in 2003

Term Crude Spot Purchases 0.65 0.35 Sweet Crude Sour Feedstocks Blendstocks Other Feedstocks 0.3 0.6 0.05 0.05 Sour Feedstocks 60% Sweet Crude 30% Spot Purchases 35% Term Purchases 65% Other Feedstocks 5% (Based on 1.9 million BPD throughput capacity) Blendstocks 5% Feedstocks Overview High percentage of low-cost sour feedstocks Provides margin advantage

Gasoline/Blendstocks Distillate Asphalt, Petro. Other 52 30 18 Distillate 30% Asphalt, Petrochemicals, Other 18% Gasoline & Blendstocks 52% Bulk Retail Wholesale 60 10 30 Bulk 60% Wholesale 30% Retail 10% REFINED PRODUCT SLATE GASOLINE & DISTILLATE DISTRIBUTION CHANNELS Refined Products & Distribution Channels 50% of gasoline produced as RFG and CARB 75% of distillates are low-sulfur

Retail and Wholesale Marketing Retail (10% of Valero production) 1,250 U.S. retail sites Consolidating brands and optimizing network size 1,100 Canadian retail sites Canadian and Northeast home heating oil business Wholesale (30% of Valero production) One-quarter of wholesale volumes sold through 1,800 branded sites in U.S. (2 to 3 cent per gallon uplift) Three-quarters sold through unbranded channels (1 cent per gallon uplift) Significant growth opportunities

Impact of Venezuelan Strike Venezuela normally exports 550,000 BPD of light products and 2.0 million BPD of crude and feedstocks Valero only purchases about 50,000 BPD of Venezuela crude Cessation of exports increased feedstock costs As strike is easing, crude oil is returning to market Venezuelan refineries facing difficult restarts Light products from U.S. and Europe being diverted to Latin America 2 million barrels from Valero

2003 Fundamentals Looking Strong Cold winter drawing down distillate stocks Heavy industry turnaround schedule in February 7% of U.S. capacity down 10% of California conversion unit capacity down Petrochemicals being pulled from gasoline pool Global refined product inventories at 5-year lows Imports to moderate Sour crude discounts expected to widen Mars sour crude oil discount has improved dramatically OPEC production increases are of heavy and sour crudes Term sour crude discount for March deliveries widened $1.20 per barrel to $3.65 per barrel under WTI

Est. Volumes 2002 2003 (BPD) Estimate (1) Sensitivity (2) Feedstocks (per bbl): WTI - Sour crude(3) 900,000 $2.53 $3.15 $0.45 Products (per bbl): Gulf Coast Gasoline - WTI 385,000 $4.14 $5.16 $0.20 Heating Oil - WTI 225,000 $1.48 $3.21 $0.12 6 Oil - WTI 105,000 ($5.40) ($6.36) $0.05 West Coast CARB - ANS 195,000 $10.06 $12.86 $0.10 LS Diesel - ANS 60,000 $5.34 $5.74 $0.03 East Coast Gasoline - WTI 150,000 $4.16 $5.58 $0.08 Heating Oil - WTI 150,000 $2.41 $4.30 $0.08 Mid-Continent Gasoline - WTI 135,000 $5.59 $6.18 $0.07 LS Diesel - WTI 75,000 $3.67 $4.99 $0.04 (1) Based on forward curve for 2003 as of January 29, 2003. (2) EPS impact based on $.25 per barrel (or MMBTU) change in margin and 112 million shares outstanding. Refining Margin Data Natural Gas (MMBTU) 260 $3.33 $5.09 $0.13 50% Arab Medium, 50% Arab Light (3)

($ in millions, except per share amounts) 2002 2003 est. (1) EBITDA $879 $1,500 Net Income $91 $475 Earnings Per Share (diluted) $0.83 $4.20 Cash Flow from Operating Sources $575 $1,125 PEPS Conversion (August 2003) ------ $175 Asset sales $1,225 ----- Capital Investments $975 $1,100 Total Debt $4,964 $4,915 Debt-to-Capitalization (net of cash) 50.4% 48.6% Shares Outstanding (MM, diluted) 110.0 114.0 (1) Based on forward curve for 2003 as of January 29. Financial Summary

(in millions) Cash (December 31) $ 380 Bank facility, matures Dec. '06 750 Bank facility, matures Nov. '03 750 Other lines 190 Uncommitted bank and L/C facilities 100 Total Capacity 2,170 Borrowings as of January 31 Bank facilities (600) Letters of Credit (100) Available Capacity $1,470 Ample Liquidity

Reduced U.S. product supply due to environmental regulations More difficult to export to U.S. market Potential lost 100 MBPD gasoline, 320 MBPD distillate State MTBE bans expanding Tightening domestic supply / demand balance U.S. demand growth projected to exceed capacity growth Latin America demand continues to grow Long-term sour crude fundamentals remain favorable OPEC production increases are of heavy and sour crudes Industry consolidation to continue Valero well positioned to benefit from long-term industry trends Long-Term Trends Favor Valero

Appendix

Gasoline Fundamentals - Demand & Production Gasoline demand strong in 2002, up about 2.6% vs. 2001 Stable prices Continued penetration of SUV's and light trucks Driving rather than flying for shorter trips Continued strong demand in January Production declining in 1Q with lower refinery utilization rates and turnarounds Petrochemicals being pulled from gasoline pool

January inventories typically build in advance of turnarounds and RVP change, then decline Run cuts occurring due to poor sweet crude oil and intermediate feedstock economics Heavy turnaround schedule for February/March Margins have improved with lower production and continued strong demand Gasoline Fundamentals - Inventories & Gas Cracks

MTBE phase-out underway, expected to result in reduced CARB production of 60,000 barrels per day Lower RVP standard begins March 1 Heavy conversion unit turnarounds in February 10% of California capacity down Gasoline Fundamentals - California Total PADDV Gasoline Stocks, '000bbls 25000 27000 29000 31000 33000 35000 37000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2001 2002 2003 5 yr avg SF CARB Gas Crack (vs ANS), $/BBL $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 $35.00 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2001 2002 2003 5 yr avg

Strong distillate demand - up 12% vs. last year Cold winter Fuel switching has increased distillate demand approximately 200 MBPD Jet fuel fundamentals improving Distillate production declining sharply Decline has accelerated with turnarounds Distillate Fundamentals - Demand & Production

Distillate inventories currently well below last year Should continue to decline with good demand, upcoming turnarounds and exports to Latin America As a result, margins have recovered Averaged $3.75 per barrel in January vs. $2.50 per barrel 5-year average Distillate Fundamentals - Inventories & Heat Cracks

Although sour crude discounts recovered in 4Q from first half lows, they narrowed in December due to Venezuela Mars discount $4.40 per barrel for November; as low as $1.00 per barrel in December Sour crude discounts have since widened with additional OPEC production available in February and March Mars discount currently in range of $4.00 per barrel Sour Crude Discounts

2002 Synergy Overview Non Recurring Recurring Total Expense Synergies $100 $20 $120 Maintenance and Operating Expense Savings through Best Practices Energy Expense Savings Procurement Initiatives Other Expense Synergies (Product Supply, Crude Supply, Logistics) Gross Margin Synergies $80 $60 $140 Crude Supply Optimization Product Supply Optimization Refinery Operating Synergies Yield Optimization Other Cross Margin Synergies (Energy, Logistics, Specialty Products) G & A Synergies $55 $5 $60 Voluntary Separation Program and Elimination of Duplicate Executive Positions Insurance Programs & Financing Savings Litigation and Other Legal Fees Software Licensing Fees Other G & A Synergies Overall Total: $235 $85 $320 (dollars in millions)

Tier II specifications will dramatically reduce allowable sulfur Industry investment estimated at $15 billion for Tier II Valero expects to invest approximately $1 billion over 5 years Expect volumetric reduction Octane loss Limited capacity creep/capital constraints Refinery closures Gasoline 2003 300 2004 120 2005 90 2006 30 Diesel 2003-2005 500 2006+ 15 Gasoline Diesel 300 ppm 120 ppm 90 ppm 30 ppm 500 ppm 15 ppm 2003 2004 2005 2006+ 2003-2005 2006+ Tier II Fuel Specs to Reduce Supply

2003 Environmental Tier II low sulfur (30 ppm) gasoline $225 Tier II low sulfur (15 ppm) diesel 0 Other environmental 325 Reliability and safety improvement 200 Turnarounds 100 Strategic initiatives 250 Cost reduction Gross margin improvement Heavy/sour crude processing $1,100 Capital Investments